UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ____________________________________
FORM 8-K
 ____________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 24, 2024
____________________________________
SONIC AUTOMOTIVE, INC.
(Exact name of registrant as specified in its charter)
 ____________________________________
Delaware
(State or other jurisdiction
of incorporation)

1-13395	56-2010790
(Commission File Number)	(IRS Employer Identification No.)

4401 Colwick Road
Charlotte,	North Carolina	28211
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (704) 566-2400
Not Applicable
(Former name or former address, if changed since last report.)
 ____________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	SAH	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.
(a) On April 24, 2024, Sonic Automotive, Inc. (the “Company”) held its 2024 annual meeting of stockholders (the “Annual Meeting”).
(b) At the Annual Meeting, the Company’s stockholders (i) elected all 9 of the Company’s nominees for director to serve for a term of one year or until their successors are duly elected and qualified; (ii) ratified the appointment of Grant Thornton LLP to serve as the Company’s independent registered public accounting firm for fiscal 2024; and (iii) approved, on an advisory basis, the Company’s named executive officer compensation in fiscal 2023. The proposals are further described in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on March 15, 2024.
Final voting results on each proposal submitted to the Company’s stockholders at the Annual Meeting are as follows:
1.Election of directors:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
David Bruton Smith	129,228,979	9,417,303	23,798	2,082,018
Jeff Dyke	133,957,586	4,688,639	23,855	2,082,018
William I. Belk	128,680,312	9,965,924	23,844	2,082,018
William R. Brooks	128,845,654	9,800,108	24,318	2,082,018
Michael Hodge	128,848,999	9,796,752	24,329	2,082,018
Keri A. Kaiser	127,502,062	11,143,816	24,202	2,082,018
B. Scott Smith	128,072,413	10,571,865	25,802	2,082,018
Marcus G. Smith	128,074,161	10,571,591	24,328	2,082,018
R. Eugene Taylor	127,068,011	11,577,751	24,318	2,082,018
2.Ratification of the appointment of Grant Thornton LLP to serve as the Company’s independent registered public accounting firm for fiscal 2024:

Votes For	Votes Against	Abstentions	Broker Non-Votes
140,367,584	372,229	12,285	—
3.Advisory vote to approve the Company’s named executive officer compensation in fiscal 2023:

Votes For	Votes Against	Abstentions	Broker Non-Votes
138,324,220	316,258	29,602	2,082,018

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONIC AUTOMOTIVE, INC.

April 25, 2024	By:	/s/ STEPHEN K. COSS
Stephen K. Coss
Senior Vice President and General Counsel